UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

January 22, 2007

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of a Director

At a meeting held on January 22, 2007, the board of directors of Gilead Sciences, Inc. (the Company) elected Carla A. Hills to the board of directors of the Company effective January 22, 2007. At this time, no determination has been made as to which, if any, of the board’s committees Ms. Hills will be appointed.

Ms. Hills was granted options to purchase 30,000 shares of common stock of the Company under the Company’s 2004 Equity Incentive Plan consistent with the Company’s compensation practices for non-employee directors. She was also awarded a prorated annual cash retainer in the amount of $17,535 for her service on the Board, all or a portion of which Ms. Hills may elect to receive in the form of phantom shares under the Company’s 2005 Deferred Compensation Plan. The description of the Company’s 2004 Equity Incentive Plan and compensation practices for non-employee directors contained in the Definitive Proxy Statement filed with the Securities and Exchange Commission (SEC) on March 23, 2006 pursuant to Regulation 14A in connection with the Company’s 2006 Annual Meeting of Stockholders is incorporated herein by reference. The description of the 2005 Deferred Compensation Plan contained in the Report on Form 8-K filed with the SEC on May 11, 2006 is incorporated by reference herein.

A copy of the Company’s press release announcing Ms. Hill’s election to the Company’s board of directors is attached as Exhibit 99.1 to this report.

(e) Compensation Arrangements of Certain Officers

2006 Bonuses and 2007 Base Salaries

On January 22, 2007, the Compensation Committee of the Board of Directors awarded bonuses to the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) in respect of the officers’ and the Company’s 2006 performance. The bonus awards were based on the achievement of specified targets, including with respect to the Company’s financial results and research, clinical and commercial development. On January 22, 2007, the Compensation Committee also approved 2007 base salaries for the named executive officers. The Compensation Committee annually evaluates the performance and determines the compensation of the Company’s officers based on the Compensation Committee’s assessment of the Company’s and the individual’s performance, as well as compensation for competitive positions at companies in a peer group established annually by the Compensation Committee. The 2006 bonuses and 2007 base salaries approved by the Compensation Committee are as follows:

Name and Title	2006 Bonus	2007 Base Salary
John C. Martin President, Chief Executive Officer and Director	$1,450,000	$1,050,000
Norbert W. Bischofberger Executive Vice President, Research and Development	$526,125	$640,500
John F. Milligan Executive Vice President and Chief Financial Officer	$474,375	$605,000
Kevin Young Executive Vice President, Commercial Operations	$431,250	$530,000
William A. Lee Senior Vice President, Research	$210,678	$392,886

On January 22, 2007, the Compensation Committee also increased the target 2007 bonus award payable under the Company’s Corporate Bonus Plan for the Chief Executive Officer from 100% of base salary to 110% of base salary. The target 2007 bonus award for executive vice presidents and senior vice presidents remained the same at 60% of base salary and 40% of base salary, respectively.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on January 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ John F. Milligan
John F. Milligan Executive Vice President and Chief Financial Officer

Date: January 23, 2007

Exhibit Index

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on January 23, 2007.